UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12

POLAR POWER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number. Voting will be open until 11:59 pm (ET) on December 29, 2019.

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on December 30, 2019 at 10:00 a.m. Local Time.

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* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999
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Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders - Polar Power, Inc.

▼ DETACH CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2.

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW:

01 Arthur D. Sams 02 Keith Albrecht 03 Matthew Goldman
04 Peter Gross 05 Katherine Koster

(2) To ratify the appointment of Weinberg & Company, P.A., as our independent registered public accounting firm for the year ending December 31, 2019.

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date	Signature	Signature, if held jointly

Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

Annual Meeting of Stockholders

December 30, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 30, 2019.

Our Proxy Statement and 2018 Annual Report of Stockholders are available at https://materials.proxyvote.com/73102V.

POLAR POWER, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Polar Power, Inc. (the “Company”) hereby constitutes and appoints Arthur D. Sams and Keith Albrecht, and each of them, with the power to appoint their substitute(s), as attorney and proxy to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2019 annual meeting of stockholders of the Company to be held at 10:00 a.m., local time, on Monday, December 30, 2019 at the Company’s offices located at 249 E. Gardena Boulevard, Gardena, California 90248, and at any adjournment or adjournments thereof, upon the below proposals.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED ABOVE AND “FOR” ALL OTHER PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Please check here if you plan to attend the annual meeting of stockholders on December 30, 2019 at 10:00 a.m. Local Time. ☐

(Continued and to be signed on Reverse Side)

*** Exercise Your *Right* to Vote ***

POLAR POWER, INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: November 05, 2019
Date: December 30, 2019 **Time:** 10:00 AM PST
Location: 249 E. Gardena Boulevard
Gardena, California 90248

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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0000431919_1 R1.0.1.18

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Proxy Statement 3. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will **NOT** be forwarded to your investment advisor. Please make the request as instructed above on or before December 16, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy*." To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000431919_2 R1.0.1.18

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Arthur D. Sims 02 Keith Albrecht 03 Matthew Goldman 04 Peter Gross 05 Katherine Koster

The Board of Directors recommends you vote FOR the following proposal(s):

2 To ratify the appointment of Weinberg & Company, P.A., as our independent registered public accounting firm for the year ending December 31, 2019.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Broadridge Internal Use Only
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0000431919_3 R1.0.1.18

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000431919_4 R1.0.1.18

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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Vstock Transfer, LLC
18 Lafayette Place
Woodmere, New York 11598

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

POLAR POWER, INC.
249 E. Gardena Boulevard
Gardena, California 90248

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before December 16, 2019 to facilitate a timely delivery.

ACCESSING YOUR PROXY MATERIALS ONLINE

The following Proxy Materials are available to you to review at: https://materials.proxyvote.com/73102V

- The Company's 2019 Proxy Statement (including all attachments thereto)
- The Company's Annual Report on Form 10-K

ONLINE VOTING

To vote your proxy electronically, please go to www.vstocktransfer.com/proxy
You must reference your
12-digit control number listed below.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

Have this notice available when you request a paper copy of the proxy materials:

By telephone please call (toll free) 1-855-987-8625,
or
By email at: vote@vstocktransfer.com

Please include the company name and your account number in the subject line.

CONTROL #

AC:ACCT9999